UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2014

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32349

Bermuda	Not Applicable
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)
Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

(441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 7, 2014, Zale Corporation (“Zale”) and Signet Jewelers Limited (“Signet”) issued a joint press release announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the previously announced proposed acquisition of Zale by Signet.  A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release dated April 7, 2014, issued by Zale Corporation and Signet Jewelers Limited.

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Cautionary Statement Regarding Forward-Looking Statements

Any statements in this communication about Zale’s or Signet’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance that are not historical facts, including statements regarding the proposed acquisition of Zale by Signet (the “proposed transaction”), the expected timetable for completing the proposed transaction, the benefits and synergies of the proposed transaction and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results or events to differ materially from those expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the proposed transaction on the expected timetable or at all; the conditions to the completion of the proposed transaction, including the receipt of stockholder approval; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all or to successfully integrate Zale’s operations into those of Signet; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, competitors or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees of Zale may be difficult; Signet and Zale are subject to intense competition and increased competition is expected in the future; and general economic conditions that are less favorable than expected.  Additional information and other factors are contained in Signet’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014 filed with the Securities and Exchange Commission (“SEC”).  Because the factors referred to above and other risk factors, including general industry and economic conditions, could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, based on information available as of the date hereof, and Signet disclaims any obligation to update any forward-looking statement to reflect events or circumstances after such date.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, Zale filed a preliminary proxy statement with the SEC on April 4, 2014.  Zale intends to file other relevant materials, including a definitive proxy statement, with the SEC. Investors and security holders are urged to read all relevant documents filed with the SEC, including Zale’s definitive proxy statement, when available, because they will contain important information about the proposed transaction. Investors and stockholders are able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, or for free from the Company by contacting Zale Investor Relations by phone at (972) 580-4391 or by email at ir@zalecorp.com.

Participants in the Solicitation

Signet, Zale and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Zale in favor of the proposed transaction. Information about Signet’s directors and executive officers is set forth in Signet’s Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Shareholders, which was filed with the SEC on April 26, 2013, and its Form 8-Ks filed with the SEC on July 9, 2013 and July 11, 2013. Information about Zale’s directors and executive officers is set forth in Zale’s Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on October 2, 2013, and its Annual Report on Form 10-K for the fiscal year ended July 31, 2013, which was filed with the SEC on September 27, 2013.  Information concerning the interests of Zale’s participants in the solicitation, which may, in some cases, be different than those of Zale’s stockholders generally, is set forth in the preliminary proxy statement relating to the proposed transaction, and will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED

Date: April 7, 2014
	By:	/s/ Mark A. Jenkins
Name: Mark A. Jenkins
Title: Signet Company Secretary & Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 7, 2014, issued by Zale Corporation and Signet Jewelers Limited.

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